                                                                   EXHIBIT 10.58

                                Amendment No. 1
                                       To
                DEVELOPMENT, LICENSE AND DISTRIBUTION AGREEMENT

This Amendment is made and entered into on September 27, 2001 by and between MTI Technology Corporation, a Delaware corporation with principal offices at 4095 E. La Palma Avenue Anaheim, CA 92807 ("MTI"), and FalconStor, Inc., a Delaware corporation with principal offices at 125 Baylis Road, Suite 140, Melville, New York 11747 ("FalconStor") (collectively "Parties"), and amends the DEVELOPMENT, LICENSE AND DISTRIBUTION AGREEMENT signed by the parties on September 10, 2001 (the "Agreement").

The parties hereby agree to amend the Agreement as follows:

1. The following Phase I shall be added to the Project Milestones set forth in Exhibit B "Schedule" of the Agreement:

FIBRE CHANNEL/PRIVATE LABELING DATASENTRY 2.0 SOFTWARE

--------------------------------------------------------------------------------
#    TASK DESCRIPTION                                       FALCONSTOR     MTI
                                                            (FS)
--------------------------------------------------------------------------------
     Complete build 445/ Alpha 1, QA start testing          9/13
--------------------------------------------------------------------------------
     Deliver Power control boxes to FS (qty. 2)                            9/19
--------------------------------------------------------------------------------
     Deliver, install and setup a V40 at FS in Long Island                 9/19
     NY
--------------------------------------------------------------------------------
     Submit the private label Console Graphics req.                        9/28
--------------------------------------------------------------------------------
     Submit Alpha 1/ build 445 release to MTI               9/21
--------------------------------------------------------------------------------
     Deliver reference platform for testing at FS                          10/1
     (2 servers)
--------------------------------------------------------------------------------
     Verification testing of Alpha 1 unit test. 2 wk.                      10/14
--------------------------------------------------------------------------------
     Update the private label Console                       10/3
--------------------------------------------------------------------------------
     Perform RCU fail-over unit test for Alpha 1 release    10/4
--------------------------------------------------------------------------------
     QA complete testing of Alpha 1 with V40                10/4
--------------------------------------------------------------------------------
     Submit Alpha 2 release to MTI                          10/4
--------------------------------------------------------------------------------
     Update online-help/user guide document and submit                     10/4
     to FS
--------------------------------------------------------------------------------
     Verification testing of Alpha 2 unit test, 5 wk.                      11/8
--------------------------------------------------------------------------------
     QA complete testing of Alpha 2 with V40                10/16
--------------------------------------------------------------------------------
     Beta release of Alpha 2                                10/16
--------------------------------------------------------------------------------
     FS Release Candidate                                   11/8
--------------------------------------------------------------------------------
     MTI X Release                                                         11/12
--------------------------------------------------------------------------------
     FS GA Release                                          11/16
--------------------------------------------------------------------------------
     MTI GA Release                                                        11/22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


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
ALPHA 2 REQUIREMENTS/DATASENTRY 2.0 SOFTWARE

--------------------------------------------------------------------------------
#    TASK DESCRIPTION                                       MAGNITUDE      MTI
--------------------------------------------------------------------------------
1    Support QLA2300 HBA                                    SS
--------------------------------------------------------------------------------
2    Support MTI RCU fail-over                              SS
--------------------------------------------------------------------------------
3    Develop group snapshot                                 H
--------------------------------------------------------------------------------
4    Develop Remote Power Control and Logic for HA          SS
--------------------------------------------------------------------------------
5    Fibre Channel Fail-over feature                        SS
--------------------------------------------------------------------------------
6    Mixed mode, all AP host & cluster fail-over mode       H
     select features
--------------------------------------------------------------------------------
7    Win 2000 cluster support                               H
--------------------------------------------------------------------------------
8    Develop CLI for commending fail-back                   H
--------------------------------------------------------------------------------
9    Veritas Netbackup support                              M
--------------------------------------------------------------------------------
10   Develop Oracle agent for Solaris                       SS
--------------------------------------------------------------------------------
11   Develop Oracle agent for Win 2000                      M
--------------------------------------------------------------------------------
12   Develop MS Exchange agent for Win 2000                 M
--------------------------------------------------------------------------------
13   Develop Other Agents for HP, AIX, ...                  L
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SS = Show Stopper, H = High, M = Medium, L = Low

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives as of the Effective Date.


FALCONSTOR, INC.                        MTI TECHNOLOGY CORPORATION

By: /s/ JACOB FERNG                     By: /s/ V. S. VENKATARAMAN
    -------------------------------         -----------------------------------

Name: Jacob Ferng                       Name: V. S. Venkataraman
      -----------------------------           ---------------------------------

Title: VP/CFO                           Title: Sr. V.P. Operations and Services
       ----------------------------            --------------------------------

Date: 9/28/01                           Date: 10/01/01
      -----------------------------           -------------------------------

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